Victory Portfolios III

Victory Core Plus Intermediate Bond Fund

(the “Fund”)

Supplement dated September 2, 2025

to the Summary Prospectus and Prospectus dated September 1, 2025

Important Notice Regarding Change in Investment Policy

Effective November 1, 2025, the first sentence under Principal Investment Strategy on page 2 of the Summary Prospectus and Prospectus and the first sentence of the third paragraph under Additional Fund Information on page 9 of the Prospectus are revised as follows:

Under normal circumstances, the Fund invests at least 80% of its assets in a broad range of debt securities and in derivatives and other instruments that have similar economic characteristics. The effective duration of the Fund is generally between three and 10 years.

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.